EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT
                              --------------------


     THIS AGREEMENT is made and entered into effective the 3rd day of October, 2001 (the "Effective Date"), by and between American Homestar Corporation, a Texas corporation (the "Company"), and Finis F. Teeter (the "Executive").

     1.     Employment.  The  Company  employs  the  Executive and the Executive
            ----------
accepts  employment  upon  the terms and conditions set forth in this Agreement.

     2.     Term.  The  initial  term  of  this  Agreement  shall  begin  on the
            ----
Effective Date and end on the fifth anniversary of this Agreement. The Executive's employment hereunder shall be automatically continued for successive terms of one (1) year each unless employment is terminated at the end of the initial term or any additional term by written notice given by the Company or the Executive not less than thirty (30) days prior to the end of such term. Notwithstanding the foregoing, the Executive's employment hereunder may be terminated earlier in accordance with the terms of this Agreement.

     3.     Compensation.
            ------------

     (a) For all services rendered by the Executive, the Company shall pay the Executive a salary of $25,000 per month ("Base Salary"), payable in accordance with the Company's normal payroll procedures, but in no event less frequently than once each calendar month. Salary payments shall be subject to withholding and other applicable taxes. The Executive's Base Salary may be increased from time to time at the discretion of the Compensation Committee of the Board of Directors to reflect Executive's performance and market salary levels.

     (b) The Executive shall be eligible to receive a discretionary reasonable annual incentive bonus equal to such percentage of his Base Salary as is established by the Board of Directors based on achievement of reasonable performance targets established by the Board of Directors during the term of this Agreement. Performance targets shall be set from time to time by the Board of Directors. The incentive bonus, if any, shall be paid each year within twenty
(20) days after completion and delivery of audited financial statements for the year for which the bonus is payable.

     4.     Fringe  Benefits.  The Executive shall be entitled to participate in
            ----------------
fringe benefit or incentive compensation plans as may hereafter be authorized and adopted from time to time by the Company and made available to other employees, including any pension plan, profit-sharing plan, disability or sick pay plan, thrift and savings plan, medical reimbursement plan, group life insurance plan or other employee benefit plans made available to other employees or other Executive benefit plans for which the Executive is eligible. The foregoing enumeration of fringe benefit plans in no way implies that the Company has adopted or plans to adopt any such plan, nor does it obligate the Company to do so; the sole purpose of such enumeration is to indicate the type of benefits to which the Executive will be entitled when and if adopted by the Company. Without limitation, the


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Executive  will  be  entitled  to  participate  in the 2002 Management Incentive
Program and to receive options to purchase 2,999,900 shares of Series M Common Stock of the Company.

     5.     Duties.  The Executive is engaged by the Company to act as President
            ------
and Chief Executive Officer of the Company, and in such capacity, Executive shall perform the customary duties and responsibilities generally assigned to such positions. The precise services of the Executive may be extended or curtailed by the Company from time to time. If the Executive is elected or appointed a director or an officer of the Company, the Executive will serve in such capacity or capacities without further compensation. The termination of this Agreement, Executive's voluntary termination of employment before the termination of the Agreement, or termination of Executive's employment with or without Cause, will also serve as Executive's resignation from the Company's Board of Directors.

     6.     Extent  of  Services.  The  Executive  shall devote his entire time,
            --------------------
attention and energies to the Company's business and shall not during the term of this Agreement be engaged in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage. However, subject to the terms of the Covenant Not to Compete referred to in
Section 15 hereof, the Executive may invest his assets in such form or manner as will not require his services in the operation of the affairs of the companies in which such investments are made. The expenditure of reasonable amounts of time for teaching, personal business, and charitable and/or civic activities shall not be deemed a breach of this Agreement, provided such activities do not materially interfere with the services required to be rendered to Company hereunder. The Executive agrees to perform the services required hereunder and conduct business on behalf of Company in a professional manner. The Executive shall use his best judgment in performing services reasonably required to further the business of Company, but shall at all times be subject to the ultimate control of Company as to his activities pursuant to this Agreement.

     7.     Expenses.  The Executive may incur reasonable expenses for promoting
            --------
the Company's business, including expenses for entertainment, travel and similar items. The Company will reimburse the Executive for all such expenses upon the Executive's periodic presentation of an itemized account of such expenditures, subject, however, to the general reimbursement policies of the Company as from time to time adopted by its Board of Directors.

     8.     Vacations.  The  Executive shall be entitled each year to a vacation
            ---------
of up to four (4) weeks, during which time his compensation shall be paid in full. Unused vacation will carry forward only with the approval of the Board of Directors each year.

     9.     Disability.  If  the  Executive  is  unable  to perform the services
            ----------
required by this Agreement by reason of illness or incapacity for a period of more than twelve (12) consecutive weeks, the compensation thereafter payable to him during the continued period of such illness or incapacity after such period shall be reduced by 50%. The Executive's full compensation shall be reinstated prospectively for future payroll periods upon his return to full employment and discharge of his full duties. The Company may terminate this Agreement at any time after the Executive shall be absent from his employment, for whatever cause, for a period of more than six (6) consecutive


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months,  and all obligations of the Company under this Agreement shall thereupon terminate,  unless  extended  by  the  Board  of  Directors.

     10.     Termination  upon  Change  of Control. The Company or the Executive
             -------------------------------------
may terminate this Agreement upon thirty (30) days' notice to the other party upon the occurrence of a Change of Control or a decision by the Company, with shareholder approval, to terminate its business and liquidate its assets. For purposes of this Agreement, the term "Change of Control" shall mean the occurrence of any of the following:

          (i) any person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934) or group (as such term is defined in
     Section 13(d)(3) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock or the Company is or becomes the beneficial owner (as such phrase is defined in Rule l3d-5 under the Securities Exchange Act of
     1934), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then-outstanding voting securities; or

          (ii) the shareholders of the Company approve a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iii) the stockholders of the Company approve an agreement for the sale or disposition by the Company (or its consolidated subsidiaries) of all or substantially all of the Company's assets on a consolidated basis or the Board of Directors (or the Board of Directors of a consolidated subsidiary) approves such an agreement for which shareholder approval is not required.

     However, in no event shall a "Change of Control" be deemed to have occurred with respect to the Executive, if the Executive is part of a purchasing group that consummates the Change of Control transaction. The Executive shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Executive is an equity participant in the purchasing company or group.

     11.     Death  During  Employment. If the Executive dies during the term of
             -------------------------
employment provided for in this Agreement, this Agreement shall terminate as of the date of death, and the Company shall pay to the estate of the Executive the compensation which would otherwise be payable to the Executive up to the end of the month in which his death occurs.


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     12.     Termination for Cause or Economic Cause. The Company shall have the
             ---------------------------------------
right to terminate this Agreement and the Executive's employment at any time for Cause or Economic Cause.

     (a) In this Agreement, termination for "Cause" shall mean any of the following: (i) failure by the Executive (as determined by the Board of Directors in good faith) to perform his duties as specified by the Company diligently and in a manner consistent with prudent business practice and, to the extent applicable, consistent with the Company's written policies and procedures, which is not cured within thirty (30) days after actual receipt of written notice from the Company; (ii) theft of Company property or falsification of documents of the Company or dishonesty in their preparation; (iii) Executive's conviction of or a plea of nolo contendere or guilty to a felony or conviction of a crime involving moral turpitude; (iv) the commission of any act that causes the Company public disrepute or disgrace or causes material harm to the Company's customer relations, operations, or business prospects; (v) failing a drug or alcohol test or being under the influence of illegal drugs or alcohol while working; or (vi) inability to acquire or maintain necessary licenses for performing Executive's duties under this Agreement unless Executive is diligently pursuing such licenses or challenging any revocation thereof by appropriate proceedings.

     (b) In this Agreement, termination for "Economic Cause" shall mean the failure of Executive or the Company to meet reasonable performance targets applicable to them established by the Board of Directors from time to time.

     13.     Effect  of  Termination.
             -----------------------

     (a) In the event this Agreement is terminated pursuant to Section 9 or 11 hereof, by the Company for Cause or by Executive on a Change of Control, all compensation and benefits to the Executive shall terminate as of the date of termination, and Executive shall not be entitled to receive any severance or other payments as a result of such termination; provided, however, that if this Agreement is terminated pursuant to Section 11, the Executive's estate shall have the right to receive the compensation which would otherwise have been payable to the Executive up to the end of the month in which his death occurs.

     (b) In the event this Agreement is terminated by the Company on a Change of Control, for Economic Cause, or without Cause, all compensation and benefits to Executive shall terminate as of the date of termination; except that if the Executive is terminated for Economic Cause or without Cause, the Executive shall receive (i) one-half of his Base Salary for the remainder of the original five-year term or of the continued one-year term of this Agreement if the Executive is terminated without Cause or (ii) shall receive one-quarter of his Base Salary for the remainder of the original five-year term or of the continued one-year term of this Agreement if the Executive is terminated for Economic Cause, payable in accordance with the Company's normal payroll procedures but in no event less frequently than once each calendar month. Notwithstanding the foregoing, the maximum amount that shall be paid to the Executive pursuant to this paragraph shall be $500,000. The amounts set forth in this paragraph (and the vesting, if any, of Executive's options) shall serve as liquidated damages for the termination of the Executive's employment and the Company shall have no further


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liability  to  the  Executive  on  account  of  this Employment Agreement or its termination. The parties agree that such payment is reasonable in light of the anticipated or actual harm to the Executive as a result of any such termination, the difficulty of proof of loss and the inconvenience or non-feasibility of otherwise obtaining a remedy.

     If the Executive terminates this Agreement for Good Reason (as hereinafter defined) such termination shall be deemed a termination by the Company without Cause for all purposes of this Agreement. The Executive shall be deemed to have terminated his employment for "Good Reason" if (without the Executive's express written consent) the Board of Directors materially diminishes or detracts from (whether by delegation in whole or in part to others or otherwise) the scope of powers and responsibilities assigned to the Executive from those generally assigned to chief executive officers of companies in the Company's industry or of companies of similar size and circumstances of the Company, unless such act is corrected within thirty (30) days after actual receipt of written notice from the Executive; provided, however, that the Executive's right to terminate the Executive's employment for Good Reason shall not apply if a change in the scope of powers or responsibilities assigned to the Executive is attributable to the Executive's incapacity due to physical or mental illness.

     14.     Right  of  First  Refusal.  In  the  event  the  Board of Directors
             -------------------------
receives a bona fide third party offer during the term hereof to enter into a transaction described in clause (ii) or (iii) of the definition of Change of Control in Section 10 hereof (a "Transaction"), prior to submitting such offer to the shareholders of the Company for approval, the Board of Directors shall provide the Executive with written notice (the "Offer Notice") of such offer and the details of such Transaction, including copies of all agreements relating thereto. The Executive shall have thirty (30) days following receipt of the Offer Notice to notify the Company in writing (the "Exercise Notice") that he will enter into the Transaction with the Company on the same terms and conditions. The Exercise Notice by the Executive must be accompanied by evidence of his financial ability to complete the Transaction on the same basis provided by the proposed transferee. If the Executive delivers the Exercise Notice and evidence of financial ability, the Company shall proceed to submit the Transaction to the shareholders of the Company for approval along with the recommendation of the Board of Directors to approve the Transaction. The Executive agrees to cooperate in any reasonable manner with the Company in preparing any disclosure statement or proxy statement to be delivered to the shareholders. If the Executive fails to deliver the Exercise Notice or evidence of financial ability within the thirty (30) day period, the Board of Directors shall have the right to proceed with consummating the Transaction with the third party or its designee on terms not less favorable to the Company than those set forth in the Offer Notice within one hundred eighty (180) days after the expiration of the thirty (30) day period. Any agreement with a third party with respect to a proposed Transaction shall be made expressly subject to the foregoing right of first refusal.

     15.     Covenant Not to Compete. The Covenant Not to Compete dated the date
             -----------------------
hereof between the Company and the Executive is incorporated herein and made a part of this Agreement for all purposes, but shall survive the termination of this Agreement in accordance with its terms.


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     16.     Miscellaneous
             -------------

     (a)     Notices.  Any  notice  required  or  desired to be given under this
             -------
Agreement shall be deemed given if in writing sent by certified mail and addressed as follows:

          If to the Company:     American Homestar Corporation
                                 2450 South Shore Boulevard, Suite 300
                                 League City, Texas 77573

          If to the Executive:   Finis F. Teeter

                                 -------------------------------------

                                 -------------------------------------

The Executive may change the address for notice set forth above by giving notice in writing, stating the new address, to the Company. The Company may change the address for notice set forth above by giving similar notice to the Executive.

     (b)     Waiver  of  Breach.  The  waiver by either party of a breach of any
             ------------------
provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. No waiver shall be valid unless in writing and signed by an authorized officer of the Company or the Executive, as the case may be.

     (c)     Assignment.  The  Executive  acknowledges  that  the  service to be
             ----------
rendered by him are unique and personal. Accordingly, the Executive may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company.

     (d)     Amendment.  This Agreement may not be changed orally but only by an
             ---------
amendment in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.

     (e)     Governing  Law.  This Agreement shall be interpreted, construed and
             --------------
governed in accordance with the internal laws of the State of Texas without regard to conflicts of law principles.

     (f)     Headings.  The section headings contained in this Agreement are for
             --------
convenience only, and shall in no manner be construed as part of this Agreement.

     (g)     Counterparts.  This  Agreement  may  be  executed  in  multiple
             ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. A fully executed copy of this Agreement shall be delivered to each party hereto.


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     (h)     Legal  Construction.  In  case any one or more of the provisions in
             -------------------
this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (i)     Prior  Agreements Superseded.  This Agreement, the Option Agreement
             ----------------------------
pursuant to the 2002 Management Incentive Program, and the Covenant Not to Compete constitute the sole and only agreements of the parties hereto and supersede any prior understandings or agreements between the parties, written or oral respecting the subject matter hereof.

     (j)     Arbitration.  Save  and except for any action for injunctive and/or
             -----------
equitable relief seeking the enforcement of any of the terms of the Covenant not to Compete, any dispute or controversy arising between the Company and the Executive shall be settled exclusively by arbitration in Houston, Texas (in accordance with the American Arbitration Association's National Rules for the Resolution of Employment Disputes then in effect). In reaching his or her decision, which shall be a written, reasoned decision, the arbitrator shall have no authority to ignore, change, modify, add to, or delete from any provision of this Agreement, but instead is limited to interpreting this Agreement. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The prevailing party shall also be entitled to recover from the losing party attorney's fees and other reasonable costs and expenses incurred as a result of such arbitration.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                         COMPANY:

                                         AMERICAN  HOMESTAR  CORPORATION


                                         By:    /s/ Craig A. Reynolds
                                            ------------------------------------
                                         Name:  Craig A. Reynolds
                                              ----------------------------------
                                         Title: Executive Vice President and
                                               ---------------------------------
                                                Chief Financial Officer
                                               ---------------------------------


                                         EXECUTIVE:


                                         /s/ Finis  F.  Teeter
                                         ---------------------------------------
                                         Finis  F.  Teeter


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